EXHIBIT 7

                                           Board of Governors of the
                                             Federal Reserve System
                                           OMB Number: 7100-0036

                                           Federal Deposit Insurance Corporation
                                           OMB Number: 3064-0052

                                           Office of the Comptroller of the
                                             Currency
                                           OMB Number: 1567-0081



FEDERAL FINANCIAL INSTITUTIONS
EXAMINATION COUNCIL                        Expires March 31, 2001

--------------------------------------------------------------------------------

(FEDERAL FINANCIAL INSTITUTIONS                                              [1]
 EXAMINATION COUNCIL LOGO)                 Please refer to page i,
                                           Table of Contents, for
                                           the required disclosure
                                           of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031


                                                      (19981231)
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1999    ------------
                                                      (RCRI 9889)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Robert F. Ryan, Vice President
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Robert F. Ryan
------------------------------------------------------
Signature of Officer Authorized to Sign Report

          1/25/99
------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Sam Franklin, III
--------------------------------------------------------
Director (Trustee)

/s/ Lipscomb Davis, Jr.
--------------------------------------------------------
Director (Trustee)

/s/ John Clay
--------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

SUBMISSION OF REPORTS


Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number
                       ------------
                       (RCRI 9050)      ---------------------------------------
                                        Legal Title of Bank (TEXT 9010)


                                        ---------------------------------------
                                        City (TEXT 9130)


                                        ----------------------------------------
                                        State Abbrev. (TEXT 9200)  ZIP Code
                                                                  (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100    FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04866     RI-1
ATLANTA, GA 30302                Transit #:  06400004                         [3]


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1998 -- DECEMBER 31, 1998

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI -- INCOME STATEMENT
                                                                         1480<-

                                                                        Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------
1. Interest Income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                      RIAD
                                                                    ----
          (a) Loans secured by real estate                          4011       82,393      1.a.1.a
          (b) Loans to depository institutions                      4019       10,135      1.a.1.b
          (c) Loans to finance agricultural production and
              other loans to farmers                                4024          667      1.a.1.c
          (d) Commercial and industrial loans                       4012       91,560      1.a.1.d
          (e) Acceptances of other banks                            4026            0      1.a.1.e
          (f) Loans to individuals for household, family,
              and other personal expenditures:
              (1) Credit cards and related plans                    4054           29      1.a.1.f.1
              (2) Other                                             4065       35,069      1.a.1.f.2
          (g) Loans to foreign governments and official
              institutions                                          4056            0      1.a.1.g
          (h) Obligations (other than securities and leases)
              of states and political subdivisions in the U.S.:
              (1) Taxable obligations                               4503            0      1.a.1.h.1
              (2) Tax-exempt obligations                            4504        3,789      1.a.1.h.2
          (i) All other loans in domestic offices                   4058        9,613      1.a.1.i
      (2) In foreign offices, Edge and Agreement subsidiaries,
          and IBFs                                                  4059            0      1.a.2
   b. Income from lease financing receivables:
      (1) Taxable leases                                            4605        8,829      1.b.1
      (2) Tax-exempt leases                                         4307            0      1.b.2
   c. Interest income on balances due from depository
      institutions: (1)
      (1) In domestic offices                                       4105          101      1.c.1
      (2) In foreign offices, Edge and Agreement subsidiaries,
          and IBFs                                                  4106            0      1.c.2
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency
          obligations                                               4027       24,216      1.d.1
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities                                    4506          422      1.d.2.a
          (b) Tax-exempt securities                                 4507        2,110      1.d.2.b
      (3) Other domestic debt securities                            3657            0      1.d.3
      (4) Foreign debt securities                                   3658           11      1.d.4
      (5) Equity securities (including investments in mutual
          funds)                                                    3659        1,211      1.d.5
   e. Interest income from trading assets                           4069            0      1.e

------------
  (1) Includes interest income on time certificates of deposits not held for trading.

SunTrust Bank, Nashville, N.A.    Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632          Vendor ID:  D            Cert #:   04955    RI-2
ATLANTA, GA 30302                 Transit #:  06400004                        [4]


SCHEDULE RI -- CONTINUED

                                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------

1. Interest income (continued)
                                                                           RIAD  YEAR-TO-DATE
       f. Interest income on federal funds sold and securities purchased   ----
          under agreements to resell                                       4020     17,479                      1.f
       g. Total interest income (sum of items 1.a through 1.f)             4107    287,634                      1.g
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts)              4508      1,542                      2.a.1.a
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs)                   4509     39,964                      2.a.1.b.1
               (2) Other savings deposits                                  4511      2,982                      2.a.1.b.2
               (3) Time deposits of $100,000 or more                       A517     15,019                      2.a.1.b.3
               (4) Time deposits of less than $100,000                     A518     25,712                      2.a.1.b.4
       (2) Interest on deposits in foreign offices, Edge and agreement
           subsidiaries, and IBFs                                          4172     13,402                      2.a.2
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase                                            4180     39,977                      2.b
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and on other borrowed money                            4185     11,137                      2.c
    d. Not applicable
    e. Interest on subordinated notes and debentures                       4200          0                      2.e
    f. Total interest expense (sum of items 2.a through 2.e)               4073    149,735     RIAD             2.f
                                                                                               ----
3.  Net interest income (item 1.g minus 2.f)                                                   4074   137,899   3.
4.  Provisions:
    a. Provision for credit losses                                                             4230    (9,851)  4.a
    b. Provision for allocated transfer risk                                                   4243         0   4.b
5.  Noninterest income:                                                    RIAD
                                                                           ----
    a. Income from fiduciary activities                                    4070     23,338                      5.a
    b. Service charges on deposit accounts in domestic offices             4080     24,244                      5.b
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d)                                              A220          0                      5.c
    d.-e. Not applicable
    f. Other noninterest income:
       (1) Other fee income                                                5407     26,429                      5.f.1
       (2) All other noninterest income*                                   5408      9,480     RIAD             5.f.2
                                                                                               ----
    g. Total noninterest income (sum of items 5.a through 5.f)                                 4079    81,481   5.g
6.  a. Realized gains (losses) on held-to-maturity securities                                  3521         0   6.a
    b. Realized gains (losses) on available-for-sale securities                                3196       (77)  6.b
7.  Noninterest expense:                                                   RIAD
                                                                           ----
    a. Salaries and employee benefits                                      4135     53,818                      7.a
    b. Expenses of premises and fixed assets (net of rental income)
      (excluding salaries and employee benefits and mortgage interest)     4217     11,048                      7.b
    c. Other noninterest expense*                                          4092     58,922     RIAD             7.c
                                                                                                      ----
    d. Total noninterest expense (sum of items 7.a through 7.c)                                4093   123,788   7.d
8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b,
    and 7.d)                                                                                   4301   106,376   8.
9.  Applicable income taxes (on item 8)                                                        4302    37,984   9.
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9)                                                                           4300    67,392   10.
11. Extraordinary items and other adjustments, net of income taxes*                            4320         0   11
12. Net income (loss) (sum of items 10 and 11)                                                 4340    67,392   12.

----------
  * Describe on Schedule RI-E - Explanations.



SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RI-3
ATLANTA, GA 30302                Transit #:  06400004                        [5]


SCHEDULE RI - CONTINUED
                                                                          1481<-

                                                                                    Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------

MEMORANDA
1. Interest expense incurred to carry tax-exempt securities,                   RIAD         YEAR-TO-DATE
   loans, and leases acquired after August 7, 1986, that is                    ----
   not deductible for federal income tax purposes                              4513                  785    M.1
2. Income from the sale and servicing of mutual funds and
   annuities in domestic offices (included in Schedule RI, item 8)             8431                5,927    M.2
3.-4. Not applicable
5. Number of full-time equivalent employees on payroll at end                                   NUMBER
   of current period (round to nearest whole number)                           4150                1,096    M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet
   as a result of applying push accounting this calendar year,                           CCYY / MM / DD
   report the date of the bank's acquisition                                   9106                  N/A    M.7
8. Trading revenue (from cash instruments and
   off-balance  sheet  derivative instruments)
   (sum of Memorandum items 8.a through 8.d must
   equal Schedule RI, item 5.c):
   a. Interest rate exposures                                                  8757                    0    M.8.a
   b. Foreign exchange exposures                                               8758                    0    M.8.b
   c. Equity security and index exposures                                      8759                    0    M.8.c
   d. Commodity and other exposures                                            8760                    0    M.8.d
9. Impact on income of off-balance sheet derivatives
   held for purposes other than trading:
   a. Net increase (decrease) to interest income                               8761                  141    M.9.a
   b. Net (increase) decrease to interest expense                              8762                    0    M.9.b
   c. Other (noninterest) allocations                                          8763                    0    M.9.c
10. Credit losses on off-balance sheet derivatives
    (see instructions)                                                         A251                    0    M.10
11. Does the reporting bank have a Subchapter S election
    in effect for federal income tax purposes for the                                        Yes / No
    current tax year?                                                          A530                   NO    M.11
12. Deferred portion of total applicable
    income taxes included in Schedule RI,
    items 9 and 11 (to be reported
    with the December Report of Income)                                        4772                    0    M.12

------------
(1) For example, a bank acquired on June 1, 1997, would report 1997/06/01
 *  Describe on Schedule RI-E - Explanations.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RI-4
ATLANTA, GA 30302                Transit #:  06400004                        [6]


SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.                            1483<-

                                                                        Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------
                                                                            RIAD
1.  Total equity capital originally reported in the December                -----
    31, 1997, Reports of Condition and Income                                3215     328,092   1
2.  Equity capital adjustments from amended Reports of income, net*          3216           0   2.
3.  Amended balance end of previous calendar year (sum of
    items 1 and 2)                                                           3217     328,092   3.
4.  Net income (loss) (must equal Schedule RI, item 12)                      4340      67,392   4.
5.  Sale, conversion, acquisition, or retirement of capital
    stock, net                                                               4346           0   5.
6.  Changes incident to business combinations, net                           4356           0   6.
7.  LESS: Cash dividends declared on preferred stock                         4470           0   7.
8.  LESS: Cash dividends declared on common stock                            4460      30,275   8.
9.  Cumulative effect of changes in accounting principles from
    prior years* (see instructions for this schedule)                        4411           0   9.
10. Corrections of material accounting errors from prior years*
    (see instructions for this schedule)                                     4412           0   10.
11. Change in net unrealized holding gains (losses) on available-
    for-sale securities                                                      8433        (810)  11.
12. Foreign currency translation adjustments                                 4414           0   12
13. Other transactions with parent holding company* (not included
    in item 5, 7, or 8 above)                                                4415           0   13
14. Total equity capital end of current period (sum of items 3
    through 13) must equal Schedule RC, item 28)                             3210     364,399   14

---------
  * Describe on Schedule RI-E - Explanations.


SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND
                 CHANGES IN ALLOWANCE FOR CREDIT LOSSES

PART 1. Charge-offs and Recoveries on Loans and Leases(1)

Part 1 excludes charge-offs and recoveries through the
allocated transfer risk reserve.                                         1486<-

                                                                                 Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
                                                                       --Calendar year-to-date--
                                                                     (Column A)            (Column B)
1. Loans secured by real estate:                           RIAD      Charge-offs    RIAD    Recoveries
                                                           ----                     ----
   a. To U.S. addressees (domicile)                        4651              144    4661           320   1.a
   b. To non-U.S. addressees (domicile)                    4652                0    4662             0   1.b
2. Loans to depository institutions and acceptances
   of other banks: a. To U.S. banks and other U.S.
   depository institutions                                 4653                0    4663             0   2.a
   b. To foreign banks                                     4654                0    4664             0   2.b
3. Loans to finance agricultural production and other
   loans to farmers                                        4655                0    4665             0   3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                        4645              451    4617           581   4.a
   b. To non-U.S. addressees (domicile)                    4646                0    4618             0   4.b
5. Loans to individuals for household,
   family, and other personal expenditures:
   a. Credit cards and related plans                       4656               29    4666            17   5.a.
   b. Other (includes single payment, installment,
      and all student loans)                               4657            4,559    4667         2,024   5.b.
6. Loans to foreign governments and official
   institutions                                            4643                0    4627             0   6
7. All other loans                                         4644              405    4628           253   7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                        4658              553    4668           186   8.a.
   b. Of non-U.S. addressees (domicile)                    4659                0    4669             0   8.b.
9. Total (sum of items 1 through 8)                        4635            6,341    4605         3,381   9

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RI-4
ATLANTA, GA 30302                Transit #:  06400004                        [7]


SCHEDULE RI-B - CONTINUED

Part I. Continued

MEMORANDA

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
1. - 3. Not applicable.                                                        --Calender year-to-date--
4. Loans to finance commercial real estate, construction,                     (Column A)          (Column B)
   and land development activities (not secured by real               RIAD    Charge-offs   RIAD  Recoveries
   estate) included in Schedule RI-B, part I, items 4                 ----                  ----
   and 7, above                                                       5409              0   5410           0     M.4
5. Loans secured by real estate in domestic offices
   (included in Schedule RI-B, part I, item 1, above):
    a. Construction and land development                              3582              0   3583           4     M.5.a
    b. Secured by farmland                                            3584              0   3585           0     M.5.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines
           of credit                                                  5411              0   5412           9     M.5.c.1
       (2) All other loans secured by 1-4 family residential
           properties                                                 5413             83   5414         242     M.5.c.2

    d. Secured by multifamily (5 or more) residential properties      3588              0   3589           0     M.5.d

    e. Secured by nonfarm nonresidential properties                   3590             61   3591          65     M.5.e


PART II. CHANGES IN ALLOWANCE FOR CREDIT LOSSES

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                      RIAD
1. Balance originally reported in the December 31, 1997,                              ----
   Reports of Condition and Income                                                    3124        59,211       1.
2. Recoveries (must equal or exceed part I, item 9,
   column B above)                                                                    2419         3,381       2.
3. LESS: Charge-offs (must equal or exceed part I, item 9,
   column A above)                                                                    2432         6,341       3.
4. Provision for credit losses (must equal Schedule RI, item 4.a)                     4230        (9,851)      4.
5. Adjustments * (see instructions for this schedule)                                 4815             0       5.
6. Balance end of current period (sum of items 1 through 5)
  (must equal or exceed Schedule RC, item 4.b)                                        A512        46,400       6

------------
  * Describe on Schedule RI-E - Explanations.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RI-4
ATLANTA, GA 30302                Transit #:  06400004                        [8]



SCHEDULE RI-D - INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS
                                                                         1492<-

                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------
 1. Interest income and expense booked at foreign offices,
    Edge and Agreement subsidiaries, and IBFs:                         RIAD      Year-to-Date
                                                                       ----
    a. Interest Income booked                                          4837                 0      1.a
    b. Interest expense booked                                         4838                 0      1.b
    c. Net interest income booked at foreign offices, Edge
       and Agreement subsidiaries, and IBFs (item 1.a minus 1.b)       4839                 0      1.c
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations
      booked at domestic offices                                       4840                 0      2.a
   b. Net interest income attributable to domestic business
      booked at foreign offices                                        4841                 0      2.b
   c. Net booking location adjustment (item 2.a minus 2.b)             4842                 0      2.c
3. Noninterest income and expense attributable to
   international operations:
   a. Noninterest income attributable to international operations      4097                 0      3.a
   b. Provision for loan and lease losses attributable to
      international operations                                         4235                 0      3.b
   c. Other noninterest expense attributable to international
      operations                                                       4239                 0      3.c
   d. Net noninterest income (expense) attributable to
      international operations (item 3.a minus 3.b and 3.c)            4843                 0      3.d
4. Estimated pretax income attributable to international operations before capital allocation adjustment (sum of items 1.c, 2.c,
   and 3.d)                                                            4844                 0      4
5. Adjustment to pretax income for internal allocations to
   international operations to reflect the effects of equity
   capital on overall bank funding costs                               4845                 0      5
6. Estimated pretax income attributable to international
   operations after capital allocation adjustment (sum of
   items 4 and 5)                                                      4846                 0      6
7. Income taxes attributable to income from international
   operations as estimated in item 6                                   4797                 0      7
8. Estimated net income attributable to international
   operations (item 6 minus 7)                                         4341                 0      8


                                                                            Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
MEMORANDA                                                              RIAD
                                                                       ----
1. Intracompany interest income included in item 1.a above             4847                 0      M.1
2. Intracompany interest expense included in item 1.b above            4848                 0      M.2


PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                            Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
                                                                       RIAD      Year-to-Date
                                                                       ----
1. Interest income booked at IBFs                                      4849                 0      1
2. Interest expense booked at IBFs                                     4850                 0      2
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items                           5491                 0      3.a
   b. Fees and other noninterest income                                5492                 0      3.b
4. Provision for loan and lease losses attributable to
   international operations booked at domestic offices
   (excluding IBFs)                                                    4852                 0      4
5. Other noninterest expense attributable to international
   operations booked at domestic offices (excluding IBFs)              4853                 0      5

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RI-4
ATLANTA, GA 30302                Transit #:  06400004                        [9]


SCHEDULE RI-E - EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
                                                                         1495<-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2)) Report amounts that exceed 10% of Schedule RI, item 5.f. (2):
                                                                                                    RIAD   Year-to-Date
                                                                                                    ----   ------------
   a. Net gains (losses) on other real estate owned                                                 5415       4,015     1.a
   b. Net gains (losses) on sales of loans                                                          5416       2,610     1.b
   c. Net gains (losses) on sales of premises and fixed assets                                      5417           0     1.c
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):

                 TEXT
                                                                                                    RIAD
                                                                                                    ----
   d. 4461                                                                                          4461           0     1.d
   e. 4462                                                                                          4462           0     1.e
   f. 4463                                                                                          4463           0     1.f
2. Other noninterest expense (from Schedule RI, item 7.c):
                                                                                                           Year-to-Date
                                                                                                           ------------
   a. Amortization expense of intangible assets                                                     4531           0     2.a
      Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned                                                 5418           0     2.b
   c. Net (gains) losses on sales of loans                                                          5419           0     2.c
   d. Net (gains) losses on sales of premises and fixed assets                                      5420           0     2.d
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7c:

                 TEXT
                                                                                                    RIAD
                                                                                                    ----
   e. 4464 I/C DATA PROCESSING FEE                                                                  4464      23,961     2.e
   f. 4467                                                                                          4467           0     2.f
   g. 4468                                                                                          4468           0     2.g
3. Extraordinary  items and other  adjustments and applicable income tax effect
   (from Schedule RI item 11.b) (itemize and describe all  extraordinary  items and other adjustments):

                 TEXT
                                                                                    RIAD            RIAD
                                                                                    ----            ----
   a. (1) 4469                                                                                      4469           0     3.a.l
        (2) Applicable income tax effect                                            4486      0                          3.a.2
   b. (1) 4487                                                                                      4487           0     3.b.1
        (2) Applicable income tax effect                                            4488      0                          3.b.2
   C. (1) 4489                                                                                      4489           0     3.c.1
        (2) Applicable income tax effect                                            4491      0                          3.c.2
4. Equity  capital  adjustments  from amended  Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):

      TEXT
                                                                                                    RIAD
                                                                                                    ----
   a.4492                                                                                           4492           0    4.a
   b.4493                                                                                           4493           0    4.b
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule  RI-A,  item 9) (itemize  and  describe  all changes in  accounting principles):

      TEXT
                                                                                                    RIAD
                                                                                                    ----
   a. 4494                                                                                          4494           0     5.a
   b. 4495                                                                                          4495           0     5.b
6. Corrections  of material  accounting  errors from prior years (from Schedule
   RI-A, item 10) (itemize and describe all corrections):

      TEXT
                                                                                                    RIAD
                                                                                                    ----
   a. 4496                                                                                          4496           0     6.a
   b. 4497                                                                                          4497           0     6.b

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RI-8
ATLANTA, GA 30302                Transit #:  06400004                        [10]


SCHEDULE RI-E-CONTINUED

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):

                 TEXT
                                                                                                    RIAD   Year-to-Date
                                                                                                    ----   ------------
    a. 4498                                                                                         4498            0     7.a
    b. 4499                                                                                         4499            0     7.b

                                                                                                              1498  1499<-
 S. Adjustments to allowance for credit losses (from Schedule RI-B, part 11, item 5)
    (itemize and describe all adjustments):

                 TEXT
                                                                                                    RIAD
                                                                                                    ----
    a. 4521                                                                                         4521           0      8.a
    b. 4522                                                                                         4522           0      8.b

9. Other explanations (the space below is provided for bank to briefly describe, at its option, any other significant items affecting the Report of RIAD
   X = NO COMMENT - Y = COMMENT _______________________________________________ 4769 [X]
   Other explanations (please type or print clearly):
           TEXT 4769 (70 characters per line)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-1
ATLANTA, GA 30302                Transit #:  06400004                        [11]


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                         C400<-

                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions                                     RCF
   (from Schedule RC-A):                                                                   ---
   a. Noninterest-bearing balances and currency and coin (1)                               0081         291,527     1.a
   b. Interest-bearing balances (2)                                                        0071           2,152     1.b
 2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, column A)                           1754               0     2.a
   b. Available-for-sale securities (from Schedule RC-B, column D)                         1773         547,252     2.b
 3. Federal funds sold and securities purchased under agreements to
    resell                                                                                 1350         261,000     3
 4. Loans and lease financing receivables:                             RCF
                                                                       ---
   a. Loans and leases, net of unearned income (from Schedule RC-C)    2122    3,531,062                            4.a
   b. LESS: Allowance for loan and lease losses                        3123       46,400                            4.b
   c. LESS: Allocated transfer risk reserve                            3128            0   RCF                      4.c
   d. Loans and leases, net of unearned income, allowance,                                 ---
      and reserve (item 4.a minus 4.b and 4.c)                                             2125       3,484,662     4.d
 5. Trading assets (from Schedule RC-D)                                                    3545               0     5.
 6. Premises and fixed assets (including capitalized leases)                               2145          32,757     6.
 7. Other real estate owned (from Schedule RC-M)                                           2150           4,419     7.
 8. Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)                                                         2130           5,241     8.
 9. Customers' liability to this bank on acceptances outstanding                           2156             519     9.
10. Intangible assets (from Schedule RC-M)                                                 2143               0     10.
11. Other assets (from Schedule RC-F)                                                      2160          36,252     11.
12. Total assets (sum of items 1 through 11)                                               2170       4,665,781     12

---------------
(1) Includes cash items in process of  collection  and unposted  debits.
(2) Includes time certificates of deposit not held for trading.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  0             Cert #:  04955    RC-2
ATLANTA, GA 30302                Transit #:  06400004                        [12]


SCHEDULE RC - CONTINUED

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                                       RCON
    a. In domestic offices (sum of totals of columns A and C                                        ----
       from Schedule RC-E, part I)                                            CON                   2200      2,838,856   13.a
                                                                              ---
       (1) Noninterest-bearing (1)                                            6631       830,717                          13.a.1
       (2) Interest-bearing                                                   6636     2,208,139                          13.a.2
                                                                                                    RCF
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                ---
       (from Schedule RC-E, part II)                                          RCF                   2200        214,568   13.b
                                                                              ---
       (1) Noninterest-bearing                                                6631             0                          13.bl
       (2) Interest-bearing                                                   6636       214,568    RCF                   13.b2
14. Federal funds purchased and securities sold under agreements                                    ---
    to repurchase                                                                                   2800      1,018,221   14
                                                                                                    RCON
                                                                                                    ----
15. a. Demand notes issued to the U.S. Treasury                                                     2840              0   15.a
                                                                                                    RCFD
                                                                                                    ----
    b. Trading liabilities (from Schedule RC-D)                                                     3548              0   15.b
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less                                                2832        120,035   16.a
    b. With a remaining maturity of more than one year through
       three years                                                                                  A547         27,932   16.b
    c. With a remaining maturity of more than three years                                           A548         50,000   16.c
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                        2820            519   18
19. Subordinated notes and debentures(2)                                                            3200              0   19
20. Other liabilities (from Schedule RC-G)                                                          2930         31,215   20
21. Total liabilities (sum of items 13 through 20)                                                  2948      4,301,382   21
22. Not applicable
 EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                   3838              0   23
24. Common stock                                                                                    3230         25,000   24
25. Surplus (exclude all surplus related to preferred stock)                                        3839         73,296   25
26. a. Undivided profits and capital reserves                                                       3632        264,736   26.a
    b. Net unrealized holding gains (losses) on available-for-sale
       securities                                                                                   8434          1,367   26.b
27. Cumulative foreign currency translation adjustments                                             3284              0   27
28. Total equity capital (sum of items 23 through 27)                                               3210        364,399   28
29. Total liabilities and equity capital (sum of items 21 and 28)                                   3300      4,665,781   29
  MEMORANDUM
  TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
  1. Indicate in the box at the right the number of the statement
     below that best describes the most comprehensive level of                                      RCF         Number
     auditing work performed for the bank by independent external                                   ---
     auditors as of any date during 1997                                                            6724            N/A   M.1

  1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
  2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
  3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
  4  = Directors'  examination of the bank performed by other external auditors
     (may be required by state chartering authority)
  5 = Review of the  bank's  financial  statements  by  external  auditors
  6 = Compilation of the bank's financial statements by external auditors
  7 = Other audit procedures (excluding tax preparation work)
  8 = No external audit work

----------
  (1) Includes total demand deposits and  noninterest-bearing  time and savings deposits.
  (2) Includes limited-life preferred stock and related surplus.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-3
ATLANTA, GA 30302                Transit #:  06400004                        [13]


SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.
                                                                          C405<-

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                               (Column A)       (Column B)
                                                                                              Consolidated       Domestic
                                                                                                  Bank           Offices
                                                                                          RCF              CON
                                                                                          ---              ---
 1. Cash items in process of collection, unposted debits, and currency and
    coin                                                                                   0022   287,745                 1
    a. Cash items in process of collection and unposted debits                                             0020   247,524 1.a
    b. Currency and coin                                                                                   0080    40,221 1.b
 2. Balance due from depository institutions in the U.S.                                                   0082     5,934 2
    a. U.S. branches and agencies of foreign banks (including their IBFs)                  0083         0                 2.a
    b. Other commercial banks in the U.S. and other depository institutions
       in the U.S. (including their IBFs)                                                  0085     5,934                 2.b
 3. Balances due from banks in foreign countries and foreign central banks                                 0070         0 3
    a. Foreign branches of other U.S. banks                                                0073         0                 3.a
    b. Other banks in foreign countries and foreign central banks                          0074         0                 3.b
 4. Balances due from Federal Reserve Banks                                                0090         0  0090         0 4
 5. Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items 1.a and 1.b)                                                 0010   293,679  0010   293,679 5

MEMORANDUM

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RCON
                                                                                                          ----
 1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
    column B above)                                                                                        0050  3,782    M.1

Schedule RC-B - Securities

Exclude assets held for trading.

                                                                                                                              C410<-
                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                    Held to maturity                Available for sale
                                                              ---------------------------     ------------------------------
                                                                 (Column A)     (Column B)       (Column C)      (Column D)
                                                               Amortized Cost   Fair Value     Amortized Cos    Fair Value(l)

                                                           RCF             RCF             RCF             RCF
                                                           ---             ---             ---             ---
 1. U.S. Treasury securities                               0211        0   0213        0   1286    64,822  1287    67,005 1

 2. U.S. Government agency obligations
    (exclude mortgage-backed securities):
    a. Issued by U.S. Government agencies (2)              1289        0   1290        0   1291         0  1293         0 2.a
    b. Issued by U.S. Government-sponsored
      agencies (3)                                         1294        0   1295        0   1297    26,102  1298    26,488 2.b

------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert  #:  04955    RC-4
ATLANTA, GA 30302                Transit #:  06400004                        (14)


SCHEDULE RC-B - CONTINUED

                                                                                              Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                Held to maturity                  Available for sale
                                                           ---------------------------     --------------------------------
                                                             (Column A)     (Column B)       (Column C)        (Column D)
                                                           Amortized Cost   Fair Value     Amortized Cost     Fair Value(l)

                                                           RCF             RCF             RCF                RCF
                                                           ---             ---             ---                ---
3. Securities issued by states and political
   subdivisions in the U.S.
   a. General obligations                                  1676      0     1677      0     1678    39,549     1679    40,391 3.a
   b. Revenue obligations                                  1681      0     1686      0     1690     6,595     1691     6,692 3.b
   c. Industrial development
      and similar obligations                              1694      0     1695      0     1696         0     1697         0 3.c
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA                               1698      0     1699      0     1701    27,101     1702    27,367 4.a.1
      (2) Issued by FNMA and FHLMC                         1703      0     1705      0     1706    25,030     1707    25,491 4.a.2
      (3) Other pass-through securities                    1709      0     1710      0     1711         0     1713         0 4.a.3
   b. Other mortgage-backed securities
      (include (CMOs, REMICs and stripped MBS):
                                                           RCF             RCF             RCF                RCF
                                                           ---             ---             ---                ---
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA                                   1714      0     1715      0     1716   337,933     1717   335,826 4.b.1
      (2) Collateralized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA                          1718      0     1719      0     1731         0     1732         0 4.b.2
      (3) All other mortgage-backed securities             1733      0     1734      0     1735         0     1736           4.b.3
5. Other debt securities:
   a. Other domestic debt securities                       1737      0     1738      0     1739       250     1741       250 5.a
   b. Foreign debt securities                              1742      0     1743      0     1744       150     1746       150 5.b

                                                                                           RCF                RCF
                                                                                           ---                ---
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities with
      readily determinable fair values                                                     A510     1,365     A511     1,365 6.a
   b. All other equity securities(l)                                                       1752    16,227     1753    16,227 6.b
7. Total (sum of items 1 through 6) (total of Column A must
   equal Schedule RC item 2.a) (total of column D must equal
   Schedule RC, item 2.b)
                                                           RCF             RCF             RCF                RCF
                                                           ---             ---             ---                ---
                                                           1754      0     1771      0     1772   545,124     1773   547,252 7

------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-5
ATLANTA, GA 30302                Transit #:  06400004                        (15)


SCHEDULE RC-B - CONTINUED
                                                                          C412<-

MEMORANDA                                                                 Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------
                                                                           RCF
                                                                           ---
 1. Pledged securities(2)                                                  0416      204,338     M.1
 2. Maturity and repricing data for debt securities
    (1,2)(excluding those in nonaccrual status):
    a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.;
       other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first
       lien 1-4 family residential mortgages with a remaining
       maturity or repricing frequency of: (3,4)
                                                                           RCF
                                                                           ---
       (1) Three months or less                                            A549       28,297     M.2.al
       (2) Over three months through 12 months                             A550       23,223     M.2.a2
       (3) Over one year through three years                               A551       43,575     M.2.a3
       (4) Over three years through five years                             A552       35,314     M.2.a4
       (5) Over five years through 15 years                                A553        9,122     M.2.a5
       (6) Over 15 years                                                   A554        1,445     M.2.a6
    b. Mortgage pass-through securities backed by closed-end
       first lien 1-4 family residential mortgages with a
       remaining  maturity or  repricing frequency of: (3,5)
       (1) Three months or less                                            A555       17,802     M.2.bl
       (2) Over three months through 12 months                             A556       27,161     M.2.b2
       (3) Over one year through three years                               A557        3,873     M.2.b3
       (4) Over three years through five years                             A558          229     M.2.b4
       (5) Over five years through 15 years                                A559          984     M.2.b5
       (6) Over 15 years                                                   A560        2,799     M.2.b6
    c. Other mortgage-backed securities (include CMOs,
       REMICs, and stripped MBS; exclude mortgage pass-through
       securities) with an expected average life of: (6)
       (1) Three years or less                                             A561      237,745     M.2.cl
       (2) Over three years                                                A562       98,081     M.2.c2
    d. Fixed rate AND floating rate debt securities with a
       REMAINING MATURITY of one year or less (included in
       Memorandum items 2.a through 2.c above)                             A248       50,522     M.2.d
3.-6. Not applicable
7. Amortized cost of held-to-maturity securities sold or
   transferred to available-for-sale or trading securities
   during the calendar year-to-date (report the amortized
   cost at date of sale or transfer)                                       1778            0     M.7
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost                                                       8780            0     M.8.a
   b. Fair value                                                           8781            0     M.8.b
9. Structured notes (included in the held-to-maturity and
   available-for-sale accounts in Schedule RC-B, items 2,
   3, and 5):
   a. Amortized cost                                                       8782            0     M.9.a
   b. Fair value                                                           8783            0     M.9.b

------------
  (1) Include held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
  (2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
  (3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
  (4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
  (5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
  (6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-6
ATLANTA, GA 30302                Transit #:  06400004                        (16)


SCHEDULE RC-C - LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                         C415 <-

                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
                                                                            --(Column A)--            --(Column B)--
                                                                              Consolidated                Domestic
                                                                      RCF         Bank                    Offices
                                                                      ---     ------------              ----------
 1. Loans secured by real estate                                      1410     1,151,800      CON                       1
                                                                                              ---
    a. Construction and land development                                                      1415         45,714       1.a
    b. Secured by farmland (including farm residential
       and other improvements)                                                                1420          1,925       1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines
           of credit                                                                          1797         78,009       1.c.1
       (2) All other loans secured by 1-4 family residential
           properties
          (a) Secured by first liens                                                          5367        627,327       1.c.2a
          (b) Secured by junior liens                                                         5368         17,760       1.c.2b
    d. Secured by multifamily (5 or more) residential properties                              1460          5,811       1.d
    e. Secured by nonfarm nonresidential properties                                           1480        375,254       1.e
 2. Loans to depository institutions:
    a. To commercial banks in the U.S.                                                        1505        127,583       2.a
       (1) To U.S. branches and agencies of foreign banks             1506             0                                2.al
       (2) To other commercial banks in the U.S.                      1507       127,593                                2.a2
    b. To other depository institutions in the U.S.                   1517             0      1517              0       2.b
    c. To banks in foreign countries                                                          1510              0       2.c
       (1) To foreign branches of other U.S. banks                    1513             0                                2.cl
       (2) To other banks in foreign countries                        1516             0                                2.c2
 3. Loans to finance agricultural production and other
    loans to farmers                                                  1590        11,875      1590         11,875       3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                  1763     1,403,497      1763      1,403,497       4.a
    b. To non-U.S. addressees (domicile)                              1764             0      1764              0       4.b
 5. Acceptances of other banks:
    a. Of U.S. banks                                                  1756             0      1756              0       5.a
    b. Of foreign banks                                               1757             0      1757              0       5.b
 6. Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans) (includes
    purchased paper)                                                                          1975        427,964       6
    a. Credit cards and related plans (includes check
       credit and other revolving credit plans)                       2008           372                                6.a
    b. Other (includes single payment, installment,
       and all student loans)                                         2011       427,592                                6.b
 7. Loans to foreign government and official institutions
   (including foreign central banks)                                  2081             0      2081              0       7
 8. Obligations (other than securities and leases) of states
    and political subdivisions in the U.S.                            2107        80,381      2107         80,381       8
 9. Other loans                                                       1563       188,586                                9
    a. Loans for purchasing or carrying securities
    (secured and unsecured)                                                                   1545         65,360       9.a
    b. All other loans (exclude consumer loans)                                               1564        123,226       9.b
10. Lease financing receivables (net of unearned income)                                      2165        139,366       10
    a. Of U.S. addressees (domicile)                                  2182       139,366                                10.a
    b. Of non-U.S. addressees (domicile)                              2183             0                                10.b
11. LESS: Any unearned income on loans reflected in
    items 1-9 above                                                   2123             0      2123              0       11.
12. Total loans and leases, net of unearned income (sum
    of items 1 through 10 minus item 11) (total of column A
    must equal Schedule RC, item 4.a)                                 2122     3,631,062      2122      3,631,062       12

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-7
ATLANTA, GA 30302                Transit #:  06400004                        (17)

SCHEDULE RC-C - CONTINUED

PART I. CONTINUED

MEMORANDA                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                             RCF
                                                                                             ---
1. Not applicable
2. Loans and Leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1) To U.S. addressees (domicile)                                                       1687            0  M.2.a.1
      (2) To non-U.S. addressees (domicile)                                                   1689            0  M.2.a.2
   b. All other loans and lease financing receivables (exclude loans to
      individuals for household, family, and other personal expenditures)                     8691               M.2.b
   c. Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
      above                                                                                   8692               M.2.c
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4  family  residential properties in domestic offices (reported in Schedule RC-C, part I, item
      1.c.(2)(a), column B) with a remaining maturity or repricing frequency of: (1, 2)
                                                                                              RCON
                                                                                              ----
      (1) Three months or less                                                                A564       44,861  M.3.al
      (2) Over three months through 12 months                                                 A565       99,560  M.3.a2
      (3) Over one year through three years                                                   A566      199,597  M.3.a3
      (4) Over three years through five years                                                 A567      201,429  M.3.a4
      (5) Over five years through 15 years                                                    A568       57,814  M.3.a5
      (6) Over 15 years                                                                       A569       22,167  M.3.a6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through
      10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule
      RC-C, part I item 1.c.(2)(a), column B) with a remaining maturity or repricing frequency of: (1,3)
                                                                                              RCF
                                                                                              ---
      (1) Three months or less                                                                A570    1,921,426  M.3.bl
      (2) Over three months through 12 months                                                 A571      238,223  M.3.b2
      (3) Over one year through three years                                                   A572      242,912  M.3.b3
      (4) Over three years through five years                                                 A573      312,523  M.3.b4
      (5) Over five years through 15 years                                                    A574      186,117  M.3.b5
      (6) Over 15 years                                                                       A575            0  M.3.b6
   c. Fixed rate AND floating rate loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one
      year or less                                                                            A247    1,426,833  M.3.c

                                                                                              RCON
                                                                                              ----
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties in domestic offices (reported in Schedule RC-C, part I, item
      1.e, column B) with a REMAINING MATURITY of over five years                             5771      107,600  M.3.d

                                                                                              RCFD
   e. Fixed rate AND floating rate commercial and industrial loans (reported                  ----
      in Schedule RC-C part I, Item 4, column A) with a REMAINING MATURITY
      of over three years                                                                     A578      240,346  M.3.e

------------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-8
ATLANTA, GA 30302                Transit #:  06400004                        (18)


SCHEDULE RC-C - CONTINUED

PART I. CONTINUED

MEMORANDA                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                              RCF
                                                                                              ---
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RC-C, part I, items 4 and 9, column A, page RC-6 (1)                              2746       58,859  M.4
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)              5369       29,084  M.5

                                                                                              RCON
                                                                                              ----
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C,
   part I, item 1.c.(2)(a), column B, page RC-6)                                              5370      463,777  M.6

------------
(1)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item l, column A.

SCHEDULE RC-D - TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule-RC-L, items 14.a through 14.e, columns A through D).
                                                                         C420 <-

MEMORANDA                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
                                                                                              ----
ASSETS
 1. U.S. Treasury securities in domestic offices                                               3531      0       1
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-
    backed securities)                                                                         3532      0       2
 3. Securities issued by states and political subdivisions in the U.S. in
    domestic offices                                                                           3533      0       3
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                    3534      0       4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC,
       or GNMA (include CMOs, REMICs, and stripped MBS)                                        3535      0       4.b
    c. All other mortgage-backed securities                                                    3536      0       4.c
 5. Other debt securities in domestic offices                                                  3537      0       5
 6.-8. Not applicable
 9. Other trading assets in domestic offices                                                   3541      0       9

                                                                                               RCFN
                                                                                               ----
10. Trading assets in foreign offices                                                          3542      0       10
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
                                                                                               RCON
                                                                                               ----
    a. In domestic offices                                                                     3543      0       11.a

                                                                                               RCFN
                                                                                               ----
    b. In foreign offices                                                                      3543      0       11.b

                                                                                               RCFD
                                                                                               ----
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
    item 5)                                                                                    3545      0       12

                                                                                               RCFD
                                                                                               ----
LIABILITIES
13. Liability for short positions                                                              3546      0       13
                                                                                               RCFD
                                                                                               ----
14.  Revaluation losses on interest rate, foreign exchange rate, and other
     commodity and equity contracts                                                            3547      0       14
15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,
     item 15.b)                                                                                3548      0       15

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-9
ATLANTA, GA 30302                Transit #:  06400004                        (19)


SCHEDULE RC-E - DEPOSIT LIABILITIES

Part I. Deposits in Domestic Offices

                                                                         C425 <-

                                                                                                           -Nontransaction-
                                                                          -Transaction Accounts-               Accounts
                                                                     ---------------------------------      --------------
                                                                        (Column A)         (Column B)        (Column C)
                                                                           Total           Memo: Total          Total
                                                                        Transaction          Demand        nontransaction
                                        Dollar Amounts in Thousands      accounts           Deposits          Accounts
                                        ---------------------------  (including total     (included in       (including
                                                                     demand deposits)       column A)          MMDAs)

                                                                RCON                CON               CON
                                                                ----                ---               ----
DEPOSITS OF:
1. Individuals, partnerships and corporations                    2201      566,156  2240     483,156  2346     2,124,830  1
2. U.S. Government                                               2202        8,098  2280       8,098  2520             0  2
3. States and political subdivisions in the U.S.                 2203       84,537  2290       5,527  2530        17,833  3
4. Commercial banks in the U.S.                                  2206       31,235  2310      31,235  2550             0  4
5. Other depository institutions in the U.S.                     2207            0  2312           0  2349             0  5
6. Banks in foreign countries                                    2213            0  2320           0  2236             0  6
7. Foreign governments, and official institutions
   (including foreign central banks)                             2216            0  2300           0  2377             0  7
8. Certified and official checks                                 2330        6,167  2330       6,167                      8
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)                                                    2215      696,193  2210     534,183  2385     2,142,663  9

Memoranda                                                                                      Dollar Amounts in Thousands
---------                                                                                      ---------------------------
                                                                                                      RCON
                                                                                                      ----
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                             6835       116,762  M.1.a
   b. Total brokered deposits                                                                         2365             0  M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000                                               2343             0  M.1.c1
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less                   2344             0  M.1.c2
   d. Maturity data for brokered deposits:
      (1) Brokered  deposits issued in denominations of less than $100,000 with
          a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)        A243             0  M.1.d1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)                        A244             0  M.1.d2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)
      (to be completed for the December report only)                                                  5590        83,749  M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 9, column C, above)
                                                                                                      RCON
                                                                                                      ----
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                                       6810     1,275,994  M.2.al
      (2) Other savings deposits (excludes MMDAs)                                                     0352       162,976  M.2.a2
   b. Total time deposits of less than $100,000                                                       6648       447,803  M.2.b
   c. Total time deposits of $100,000 or more                                                         2604       255,890  M.2.c
3. All NOW accounts (included in column A above)                                                      2398       162,010  M.3
4. Not applicable

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-10
ATLANTA, GA 30302                Transit #:  06400004                        (20)


SCHEDULE RC-E - CONTINUED

Part I. Continued

Memoranda (continued)                                                                          Dollar Amounts in Thousands
---------------------                                                                          ---------------------------
                                                                                                      RCON
                                                                                                      ----
5. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of: (1, 2)
      (1) Three months or less                                                                        A579       181,407  M.5.al
      (2) Over three months through 12 months                                                         A580       208,264  M.5.a2
      (3) Over one year through three years                                                           A581        45,126  M.5.a3
      (4) Over three years                                                                            A582        13,006  M.5.a4
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a
      REMAINING MATURITY of one year or less (included in Memorandum items
      5.a.(1) through 5.a.(4) above)                                                                  A241       387,955  M.5.b
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)
      (1) Three months or less                                                                        A584        89,763  M.6.al
      (2) Over three months through 12 months                                                         A585       136,290  M.6.a2
      (3) Over one year through three years                                                           A586        26,119  M.6.a3
      (4) Over three years                                                                            A587         3,718  M.6.a4
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a
      REMAINING MATURITY of one year or less (included in Memorandum items
      6.a.(1) through 6.a.(4) above)                                                                  A242       223,489  M.6.b

------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(l) through 6.a.(4) must equal Schedule RC-E Memorandum item 2.c above.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-11
ATLANTA, GA 30302                Transit #:  06400004                        (21)


SCHEDULE RC-E - CONTINUED

PART II. Deposits in Foreign Offices (including Edge and
Agreement Subsidiaries and IBFs)

Deposits of:                                                                                   Dollar Amounts in Thousands
------------                                                                                   ---------------------------
                                                                                                RCF
                                                                                                ---
 1. Individuals, partnerships, and corporations                                                 2621      214,568   1
 2. U.S. banks (including IBFs and foreign branches of U.S. banks)                              2623            0   2
 3. Foreign banks (including U.S. branches and agencies of foreign
    banks, including their IBFs)                                                                2625            0   3
 4. Foreign governments and official institutions (including
    foreign central banks)                                                                      2650            0   4
 5. Certified and official checks                                                               2330            0   5
 6. All other deposits                                                                          2668            0   6
 7. Total (sum of items 1 through 6) (must equal Schedule
    RC, item 13.b)                                                                              2200      214,568   7

Memorandum                                                                                     Dollar Amounts in Thousands
----------                                                                                     ---------------------------
                                                                                                RCF
                                                                                                ---
 1. Time deposits with a remaining maturity of one
    year or less (included in Part II, item 7 above)                                            A245      214,568   M.1


 SCHEDULE RC-F - OTHER ASSETS
                                                                         C430 <-

                                                                                               Dollar Amounts in Thousands
                                                                                               ---------------------------
                                                                                                RCF
                                                                                                ---
1. Income earned, not collected on loans                                                        2164      20,479    1.
2. Net deferred tax assets (1)                                                                  2148         776    2.
3. Interest-only strips receivable (not in the form of a
   security)(2) on:
   a. Mortgage loans                                                                            A519           0    3.a
   b. Other financial assets                                                                    A520           0    3.b
4. Other (itemize and describe amounts that exceed 25%
   of this item)                                                                                2168      14,997    4.
           TEXT                                                         RCF
                                                                        ---
   a. 3549 TRUST-ACCRUED INCOME                                         3549       4,770                            4.a
   b. 3550 SECURITIES-ACCRUED INCOME                                    3550       4,638                            4.b
   c. 3551                                                              3551           0        RCF                 4.c
                                                                                                ---
5. Total (sum of items 1 through 4) (must equal Schedule
   RC, item 11)                                                                                 2160      36,252    5.

Memorandum                                                                                     Dollar Amounts in Thousands
----------                                                                                     ---------------------------
                                                                                                RCF
                                                                                                ---
1. Deferred tax assets disallowed for regulatory
   capital purposes                                                                             5610            0   M.1


 SCHEDULE RC-G - OTHER LIABILITIES
                                                                         C435 <-

                                                                                               Dollar Amounts in Thousands
                                                                                               ---------------------------
                                                                                                RCON
                                                                                                ----

1. a. Interest accrued and unpaid on deposits                                                   3645        7,604   1.a
      in domestic offices(3)                                                                    RCF
                                                                                                ---
   b. Other expenses accrued and unpaid (includes accrued
      income taxes payable)                                                                     3648       18,778   1.b
2. Net deferred tax liabilities (1)                                                             3049            0   2.
3. Minority interest in consolidated subsidiaries                                               3000            0   3.
4. Other (itemize and describe amounts that exceed 25%
   of this item)                                                                                2938        4,869   4.
           TEXT                                                         RCFD
                                                                        ----
   a. 3552 I/C ACCTS PAYABLE-NB NI ST                                   3552       1,467                            4.a
   b. 3553                                                              3553           0                            4.b
   C. 3554                                                              3554           0        RCF                 4.c
                                                                                                ---
5. Total (sum of items 1 through 4) (must equal Schedule
   RC, item 20)                                                                                 2930       31,251   5.

------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, includes "dividends" accrued and unpaid on deposits.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-12
ATLANTA, GA 30302                Transit #:  06400004                        (22)


SCHEDULE RC-H - SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                         C440 <-

                                                                                               Dollar Amounts in Thousands
                                                                                               ---------------------------
                                                                                                     Domestic Offices
                                                                                                RCON
                                                                                                ----
 1. Customers' liability to this bank on acceptances outstanding                                2155           519    1
 2. Bank's liability on acceptances executed and outstanding                                    2920           519    2
 3. Federal funds sold and securities purchased under agreements
    to resell                                                                                   1350       261,000    3
 4. Federal funds purchased and securities sold under agreements
    to repurchase                                                                               2800     1,018,221    4
 5. Other borrowed money                                                                        3190       197,967    5
    EITHER
 6. Net due from own foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                                      2163             0    6
    OR
 7. Net due to own foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                                      2941       214,685    7
 8. Total assets (excludes net due from foreign offices, Edge
    and Agreement subsidiaries, and IBFs)                                                       2192     4,665,781    8
 9. Total liabilities (excludes net due to foreign offices, Edge
    and Agreement subsidiaries, and IBFs)                                                       3129     4,086,697    9

 IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF
 BOTH HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN
 DOMESTIC OFFICES.
10. U.S. Treasury securities                                                                    1039        64,822    10
11. U.S. Government agency obligations (exclude mortgage-backed
     securities)                                                                                1041        26,102    11
12. Securities issued by states and political subdivisions in the U.S.                          1042        46,144    12
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                                         1043        52,131    13.a.1
       (2) Other pass-through securities                                                        1044             0    13.a.2
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped
       MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                                         1209       337,933    13.b.1
       (2) All other mortgage-backed securities                                                 1280             0    13.b.2
14. Other domestic debt securities                                                              1281           250    14
15. Foreign debt securities                                                                     1282           150    15
16. Equity securities:
    a. Investments in mutual funds and other equity securities
       with readily determinable fair values                                                    A510         1,365    16.a
    b. All other equity securities                                                              1752        16,227    16.b
17. Total amortized (historical) cost of both held-to-maturity
    and available-for-sale securities (sum of items 10 through 16)                              1374       545,124    17


Memorandum
(to be completed only by banks with IBFs and other "foreign" offices)

                                                                                               Dollar Amounts in Thousands
                                                                                               ---------------------------
                                                                                                RCON
                                                                                                ----
1. Net due from the IBF of the domestic offices of the reporting bank                           3051              0    M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank                             3059              0    M.2


SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-13
ATLANTA, GA 30302                Transit #:  06400004                        (23)


SCHEDULE RC-I - SELECTED ASSETS AND LIABILITIES OF IBFS

To be completed only by banks with IBFs and other "foreign" offices.
                                                                         C445 <-

                                                                                               Dollar Amounts in Thousands
                                                                                               ---------------------------
                                                                                                RCF
                                                                                                ---
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)                2133            0  1
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
   item 12, column A)                                                                           2076            0  2
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
   column A)                                                                                    2077            0  3
4. Total IBF liabilities (component of Schedule RC, item 21)                                    2898            0  4
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
   part II, items 2 and 3)                                                                      2379            0  5
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)    2381            0  6


SCHEDULE RC-K - QUARTERLY AVERAGES (1)
                                                                         C455 <-

                                                                                               Dollar Amounts in Thousands
                                                                                               ---------------------------
                                                                                                RCF
                                                                                                ---
ASSETS
 1. Interest-bearing balances due from depository institutions                                  3381        1,857  1.
 2. U.S. Treasury securities and U.S. Government agency obligations (2)                         3382      454,624  2
 3. Securities issued by states and political subdivisions in the U.S.(2)                       3383       47,562  3.
 4. a. Other debt securities (2)                                                                3647          400  4.a
    b. Equity securities (3) (includes investments in mutual funds and Federal
       Reserve stock)                                                                           3648       17,588  4.b
 5. Federal funds sold and securities purchased under agreements to resell                      3365      349,769  5
 6. Loans:
                                                                                                RCON
                                                                                                ----
    a. Loans in domestic offices:
       (1) Total loans                                                                          3360    3,288,485  6.a.1
       (2) Loans secured by real estate                                                         3385    1,087,971  6.a.2
       (3) Loans to finance agricultural production and other loans to farmers                  3386       12,182  6.a.3
       (4) Commercial and industrial loans                                                      3387    1,588,433  6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures          3388      413,645  6.a.5

                                                                                                RCF
                                                                                                ---
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs                3360            0  6.b

                                                                                                RCF
                                                                                                ---
 7. Trading assets                                                                              3401            0  7.
 8. Lease financing receivables (net of unearned income)                                        3484      138,200  8.
 9. Total assets(4)                                                                             3388    4,559,971  9

                                                                                                RCON
                                                                                                ----
LIABILITIES
10.  Interest-bearing transaction accounts in domestic (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand
     deposits)                                                                                  3485      100,836  10
11.  Nontransaction accounts in domestic offices:
     a. Money market deposit accounts (MMDAs)                                                   3486    1,275,118  11.a
     b. Other savings deposits                                                                  3487      162,798  11.b
     C. Time deposits of $100,000 or more                                                       A514      248,029  11.c
     d. Time deposits of less than $100,000                                                     A529      465,190  11.d

                                                                                                RCF
                                                                                                ---
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries,
    and IBFs                                                                                    3404      306,692  12

                                                                                                RCF
                                                                                                ---
13. Federal funds purchased and securities sold under agreements to repurchase                  3363      988,357  13

                                                                                                RCFD
                                                                                                ----
14. Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized leases)                   3355      156,818  14

------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-14
ATLANTA, GA 30302                Transit #:  06400004                        (24)


SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                          C460<-

                                                                                               Dollar Amounts in Thousands
                                                                                               ---------------------------

 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential                           RCF
       properties, e.g., home equity lines                                                   ---        3814      129,059  1.a
    b. Credit card lines                                                                                3815            0  1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate                                             3816       67,427  1.c.1
       (2) Commitments to fund loans not secured by real estate                                         6550       33,846  1.c.2
    d. Securities underwriting                                                                          3817            0  1.d
    e. Other unused commitments                                                                         3818    2,628,881  1.e
                                                                                     RCF
                                                                                     ---
 2. Financial standby letters of credit and foreign office guarantees                                   3819      413,923  2.
    a. Amount of financial standby letters of credit conveyed to others              3820    118,448                       2.a
 3. Performance standby letters of credit and foreign office guarantees                                 3821       12,096  3.
    a. Amount of performance standby letters of credit conveyed to others            3822          0                       3.a
 4. Commercial and similar letters of credit                                                            3411        4,061  4.
 5. Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank                                                                        3428            0  5
 6. Participations in acceptances (as described in the instructions) acquired by
    the reporting (nonaccepting) bank                                                                   3429            0  6.
 7. Securities borrowed                                                                                 3432            0  7.
 8. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)                                                     3433            0  8
 9. Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
                                                                                                        RCF
                                                                                                        ---
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred
           as of the report date                                                                        A521            0  9.a.1
       (2) Amount of recourse exposure on these mortgages
           as of the report date                                                                        A522            0  9.a.2
    b. Other financial assets (excluding small business obligations reported in item 9.c):
       (1) Outstanding principal balance of assets transferred
           as of the report date                                                                        A523            0  9.b.1
       (2) Amount of recourse exposure on these assets
           as of the report date                                                                        A524            0  9.b.2
    c. Small business obligations transferred with recourse under Section 208 of the Reigle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations
           transferred as of the report date                                                            A249            0  9.c.1
       (2) Amount of retained recourse on these obligations as of the report date                       A250            0  9.c.2
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor                                  A534            0  10.a
    b. Credit derivatives on which the reporting bank is the beneficiary                                A535            0  10.b
11. Spot foreign exchange contracts                                                                     8765            0  11
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of
    Schedule RC, item 28, "Total equity capital")                                                       3430            0  12
          TEXT
                                                                                     RCF
                                                                                     ---
    a. 3555                                                                          3555          0                       12.a
    b. 3556                                                                          3556          0                       12.b
    C. 3557                                                                          3557          0                       12.c
    d. 3558                                                                          3558          0                       12.d

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-15
ATLANTA, GA 30302                Transit #:  06400004                        (25)


SCHEDULE RC-L - CONTINUED

                                                                                                RCF
                                                                                                ---
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% Schedule RC
    item 28, "Total equity capital")                                                                    5591            0  13

           TEXT                                                                      RCF
                                                                                     ---
    a. 5592                                                                          5592          0                       13.a
    b. 5593                                                                          5593          0                       13.b
    C. 5594                                                                          5594          0                       13.c
    d. 5595                                                                          5595          0                       13.d


OFF-BALANCE SHEET Derivatives                                            C461 <-

    Position Indicators                                                        Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                      (Column A)        (Column B)         (Column C)         (Column D)
                                                       Interest           Foreign            Equity            Commodity
                                                         Rate            Exchange          Derivative          and other
                                                       Contracts         Contracts          Contracts          Contracts
                                                      ----------        ----------         ----------         ----------
14. Gross amounts (e.g., notional amounts)
    (for each column sum of items 14.a
    through 14.e must equal sum of items
    15, 16.a and 16.b:
                                                    RCF                RCF                RCF                RCF
                                                    ---                ---                ---                ---
    a. Futures contracts                            8693         0     8694         0     8695         0     8696         0    14.a
    b. Forward contracts                            8697         0     8698         0     8699         0     8700         0    14.b
    c. Exchange-traded option contracts:
       (1) Written options                          8701         0     8702         0     8703         0     8704         0    14.c1
       (2) Purchased Options                        8705         0     8706         0     8707         0     8708         0    14.c2
    d. Over-the-counter options contracts:
       (1) Written options                          8709         0     8710         0     8711         0     8712         0    14.d1
       (2) Purchased options                        8713         0     8714         0     8715         0     8716         0    14.d2
    e. Swaps                                        3450    33,000     3826         0     8719         0     8720         0    14.e
15. Total gross notional amount of
    derivative contracts held for trading           A126         0     A127         0     8723         0     8724         0    15

                                                    RCF                RCF                RCF                RCF
                                                    ---                ---                ---                ---
16. Total gross notional amount of derivative
    contracts held for purposes other than
    trading:
    a. Contracts marked to market                   8725         0     8726         0     8727         0     8728         0    16.a
    b. Contracts not marked to market               8729    33,000     8730         0     8731         0     8732         0    16.b
    c. Interest rate swaps where the bank           RCON
       has agreed to pay a fixed rate               A589         0                                                             16.c

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-16
ATLANTA, GA 30302                Transit #:  06400004                        (26)


SCHEDULE RC-L - CONTINUED

OFF-BALANCE SHEET Derivatives

    Position Indicators                                                        Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                      (Column A)        (Column B)         (Column C)         (Column D)
                                                       Interest           Foreign            Equity            Commodity
                                                         Rate            Exchange          Derivative          and other
                                                       Contracts         Contracts          Contracts          Contracts
                                                      ----------        ----------         ----------         ----------


17. Gross fair value of derivative contracts:       RCF                RCF                RCF                RCF
    a. Contracts held for trading:                  ---                ---                ---                ---
      (1) Gross positive fair value                 8733      0        8734         0     8735         0     8736         0    17.al
      (2) Gross negative fair value                 8737      0        8738         0     8739         0     8740         0    17.a2
    b. Contracts held for purposes other than
       trading that are marked to market:
       (1) Gross positive fair value                8741      0        8742         0     8743         0     8744         0    17.bl
       (2) Gross negative fair value                8745      0        8746         0     8747         0     8748         0    17.b2
    c. Contracts held for purposes other than
       trading that are not marked to market:
       (1) Gross positive fair value                8749    149        8750         0     8751         0     8752         0    17.cl
       (2) Gross negative fair value                8753      0        8754         0     8755         0     8756         0    17.c2


Memoranda                                                                                            Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             RCF
                                                                                                             ---
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L. items 1.a through 1.e. above (report only the
   unused portions of commitments that are fee paid or otherwise legally binding)                            3833   855,101    M.3
                                                                                          RCFD
                                                                                          ----
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others                                               3834   470,752                       M.3.a
                                                                                                             RCF
                                                                                                             ---
4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule
   RC-L, items 2 and 3, above                                                                                3377         0    M.4
5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts
   outstanding by type of loan:                                                                              RCF
   a. Loans to purchase private passenger automobiles                                                        ---
      (to be completed for the September report only)                                                        2741       N/A    M.5.a
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)                                             2742         0    M.5.b
   c. All other consumer credit (including mobile home loans)
      (to be completed for the September report only)                                                        2743       N/A    M.5.c

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-17
ATLANTA, GA 30302                Transit #:  06400004                        (27)


 SCHEDULE RC-M-MEMORANDA
                                                                         C465 <-

                                                                                                    Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCF                RCF
                                                                                          ---                ---
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a.  Aggregate amount of all extensions of credit to all executive
       officers, directors, principal shareholders, and their related interests                              6164   146,440    1.a
                                                                                          RCF     Number
                                                                                          ---     ------
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this
      purpose in agency regulations                                                       6165        12                       1.b
                                                                                                             RCF
                                                                                                             ---
2. Federal funds sold and securities purchased under agreements to resell with
   U.S. branches and agencies of foreign banks (1) (included in Schedule RC, item 3)                         3405         0    2
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract                                                               5500         0    4.a
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer                                                                 5501         0    4.b.1
      (2) Serviced without recourse to servicer                                                              5502         0    4.b.2
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract                                                           5503         0    4.c.1
      (2) Serviced under a special option contract                                                           5504         0    4.c.2
   d. Mortgages serviced under other servicing contracts                                                     5505         0    4.d
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items
   5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)                                                                             2103       519    5.a
   b. Non-U.S. addressees (domicile)                                                                         2104         0    5.b
6. Intangible assets:
   a. Mortgage Servicing Assets                                                                              3164         0    6.a
      (1) Estimated fair value of mortgage servicing assets                                                  A590         0    6.a.1
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships                                                                5506         0    6.b.1
      (2) All other identifiable intangible assets                                                           5507         0    6.b.2
   c. Goodwill                                                                                               3163         0    6.c
   d. Total (sum of items 6.a., 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule
      RC, item 10)                                                                                           2143         0    6.d
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes                              6442         0    6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt                                                                              3295         0    7

------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-18
ATLANTA, GA 30302                Transit #:  06400004                        (28)


SCHEDULE RC-M - CONTINUED

                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RCF
                                                                                                            ---
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures                                          5372         0    8.a.1

                                                                                                            RCON
                                                                                                            ----
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices                                        5508     3,920    8.a.2a
           (b) Farmland in domestic offices                                                                 5509         0    8.a.2b
           (c) 1-4 family residential properties in domestic offices                                        5510       308    8.a.2c
           (d) Multifamily (5 or more) residential properties in domestic offices                           5511         0    8.a.2d
           (e) Nonfarm nonresidential properties in domestic offices                                        5512       191    8.a.2e
                                                                                                            RCF
                                                                                                            ---
           (f) In foreign offices                                                                           5513         0    8.a.2f

                                                                                                            RCF
                                                                                                            ---
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)                        2150     4,419    8.a.3
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures                                          5374         0    8.b.1
       (2) All other investments in unconsolidated subsidiaries and associated companies                    5375     5,241    8.b.2
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)                        2130     5,241    8.b.3
 9. Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"                                   3778         0    9
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
                                                                                                            RCON
                                                                                                            ----
    a. Money market funds                                                                                   6441   125,639    10.a
    b  Equity securities funds                                                                              8427     7,870    10.b
    c. Debt securities funds                                                                                8428     2,409    10.c
    d. Other mutual funds                                                                                   8429     1,352    10.d
    e. Annuities                                                                                            8430     6,983    10.e
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above)                                                                                          8784   126,889    10.f

                                                                                                            RCF
                                                                                                            ---
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC                                    A525         0    11

                                                                                                            RCF
                                                                                                            ---
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S.
    territories and possessions) on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting principles(l)                                          A526         0    12
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million and exceeds ten percent
    of total assets)                                                                                        A591         0    13


Memorandum                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RCF
                                                                                                            ---
1. Reciprocal holdings of banking organizations' capital instruments
   (to be completed for the December report only)                                                           3836         0    M.1

------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-19
ATLANTA, GA 30302                Transit #:  06400004                        (29)


SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.
                                                                         C470 <-


                                                                                               Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                            -(Column A)-     -(Column B)-    -(Column C)-
                                                                              Past due         Past due 90     Nonaccrual
                                                                           30 through 89      days or more
                                                                           days and still       and still
                                                                              accruing          accruing
                                                                          RCF             RCF             RCF
                                                                          ---             ---             ---
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)                                       1245            1246       590  1247     3,031  1.a
   b. To non-U.S. addressees (domicile)                                   1248            1249         0  1250         0  1.b
2. Loans to depository institutions and acceptances of other banks:
                                                                          RCF             RCF             RCF
                                                                          ---             ---             ---
   a. To U.S. banks and other U.S. depository
      institutions                                                        5377            5378         0  5379         0  2.a
   b. To foreign banks                                                    5380            5381         0  5382         0  2.b
3. Loans to finance agricultural production and
   other loans to farmers                                                 1594            1597         0  1583            3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                                       1251            1252         0  1253       239  4.a
   b. To non-U.S. addressees (domicile)                                   1254            1255         0  1256         0  4.b

                                                                          RCF             RCF             RCF
                                                                          ---             ---             ---
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans                                      5383            5384         0  5385         0  5.a
   b. Other (includes single payment, installment,
      and all student loans)                                              5386            5387     3,883  5388     1,123  5.b
6. Loans to foreign governments and official institutions                 5389            5390         0  5391         0  6
7. All other loans                                                        5459            5460         0  5461         0  7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                                       1257            1258        19  1259        40  8.a
   b. Of non-U.S. addressees (domicile)                                   1271            1272         0  1791         0  8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)                        3505            3506         0  3507         0  9

================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                                          RCF             RCF             RCF
                                                                          ---             ---             ---
10. Loans and leases reported in items 1 through 8 above which
    are wholly or partially guaranteed by the U.S. Government             5612   5,689    5613     3,668  5614         0  10
    a. Guaranteed portion of loans and leases
       included in item 10 above                                          5615   5,689    5616     3,668  5617         0  10.a

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-20
ATLANTA, GA 30302                Transit #:  06400004                        (30)


SCHEDULE RC-N - CONTINUED
                                                                         C473 <-

                                                                                               Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
                                                                            -(Column A)-     -(Column B)-    -(Column C)-
                                                                              Past due         Past due 90     Nonaccrual
                                                                           30 through 89      days or more
                                                                           days and still       and still
                                                                              accruing          accruing
                                                                          RCF             RCF              RCF
                                                                          ---             ---              ---
MEMORANDA
 1. Restructured loans and leases included in Schedule RC-N, items 1 through 8. above (and not reported in Schedule
    RC-C, Part I, Memorandum item 2)                                      1658        0   1659         0   1661         0   M.1
                                                                          RCFD            RCFD             RCFD
                                                                          ----            ----             ----
 2. Loans to finance commercial real estate, construction,
    and land development activities (not secured by real
    estate) included in Schedule RC-N items 4 and 7, above                6558        0   6559         0   6560         0   M.2

                                                                          RCON            CON              CON
                                                                          ----            ---              ---
 3. Loans secured by real estate in domestic offices (included in Schedule RC-N, item 1, above):
    a. Construction and land development                                  2759    1,282   2769         0   3492         0   M.3a
    b. Secured by farmland                                                3493        0   3494         0   3495         0   M.3b

                                                                          RCON            CON              CON
                                                                          ----            ---              ---
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit                                 5398      413   5399        18   5400         0   M.3.cl
       (2) All other loans secured by 1-4 family
           residential properties                                         5401    9,150   5402       572   5403     1,899   M.3c2
    d. Secured by multifamily (5 or more) residential
       properties                                                         3499        0   3500         0   3501         0   M.3d

    e. Secured by nonfarm nonresidential properties                       3502    4,494   3503         0   3504     1,132   M.3e


                                                                            -(Column A)-     -(Column B)-
                                                                              Past due         Past due 90
                                                                           30 through 89      days or more
                                                                           days and still       and still
                                                                              accruing          accruing
                                                                          RCF             RCF
                                                                          ---             ---
4. Interest rate, foreign exchange rate, and other commodity and equity contracts:
   a. Book value of amounts carried as assets                             3522         0  3528         0                    M.4.a
   b. Replacement cost of contracts with a
      positive replacement cost                                           3629         0  3630         0                    M.4.b


-----------------------------------------------------------------------------------------------------------------------------
 Person to whom questions about the Reports of Condition and Income should be directed:                                 C477 <-

           Name                                               Title                       Area Code/Phone Number/Extension

      8901 TODD BAILEY                                   8901 ASSISTANT VICE PRESIDENT    8902           404-724-3835

Even though Call Reports must be filed electronically,   CO       YES / NO                TEXT
send my bank a sample set of paper Call Report           --                               ----   Fax: Area Code/Phone Number
Forms for the next quarter:                              9117         0                   9116
-----------------------------------------------------------------------------------------------------------------------------

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-21
ATLANTA, GA 30302                Transit #:  06400004                        (31)


 SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS
                                                                         C475 <-

                                                                   Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):                                RCON
                                                                      ----
   a. Actual amount of all unposted debits                            0030      747      1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits         0031        0      1.b.1
      (2) Actual amount of unposted debits to time and savings
          deposits (1)                                                0032        0      1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits                           3510        0      2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits        3512        0      2.b.1
      (2) Actual amount of unposted credits to time and savings
          deposits (1)                                                3514        0      2.b.2
3. Uninvested trust funds (cash) held in bank's own trust
   department (not included in total deposits in domestic offices)    3520        0      3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries                    2211        0      4.a
   b. Time and savings deposits (1) of consolidated subsidiaries      2351        0      4.b
   c. Interest accrued and unpaid on deposits of consolidated
      subsidiaries                                                    5514        0      4.c
5. Deposits in insured branches in Puerto Rico and U.S.
   territories and possessions:
   a. Demand deposits in insured branches (included in Schedule
      RC-E, Part II)                                                  2229        0      5.a
   b. Time and saving deposits(l) in insured branches (included
      in Schedule RC-E, Part II)                                      2383        0      5.b
   c. Interest accrued and unpaid on deposits in insured branches
      (included in Schedule RC-G, item 1.b)                           5515        0      5.c
6. Reserve balances actually passed through to the Federal
   Reserve by the reporting bank on behalf of its respondent
   depository institutions that are also reflected as deposit liabilities of the reporting bank:
                                                                      RCON
   a. Amount reflected in demand deposits (included in Schedule       ----
      RC-E, Part I, Item 4 or 5 column B)                             2314        0      6.a
   b. Amount reflected in time and savings deposits (1)
      (included in Schedule RC-E, Part I, Item 4 or 5,
      column A or C, but not column B)                                2315        0      6.b
7. Unamortized premiums and discounts on time and savings
   deposits:(1)
   a. Unamortized premiums                                            5516        0      7.a
   b. Unamortized discounts                                           5517        0      7.b
8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS".
   a. Deposits purchased or acquired from other FDIC-insured
      institutions during the quarter (exclude deposits
      purchased or acquired from foreign offices other than
      insured branches in Puerto Rico and U.S. territories and
      possessions):
                                                                      RCON
      (1) Total deposits purchased or acquired from other             ----
          FDIC-insured institutions during the quarter                A531        0      8.a.1
      (2) Amount of purchased or acquired deposits reported in
          item 8.a.(1) above attributable to a secondary fund         RCON
          (i.e., BIF members report deposits attributable to          ----
          SAIF; SAIF members report deposits attributable to BIF)     A532        0      8.a.2
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or
      transfers by the reporting bank of deposits in foreign
      offices other than insured branches in Puerto Rico and
      U.S. territories and possessions)                               A533        0      8.b

------------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-22
ATLANTA, GA 30302                Transit #:  06400004                        (32)


SCHEDULE RC-0 CONTINUED

                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
 9. Deposits in lifeline accounts                                                                       5596                   9
10. Benefit-responsive "Depository Institution Investment
    Contracts" (included in total deposits in domestic offices)                                         8432           0       10
11. Adjustments to demand deposits in domestic offices and
    in insured branches in Puerto Rico and U.S. territories
    and possessions reported in Schedule RC-E for certain
    reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and
       savings associations and insured branches in Puerto Rico and U.S.                                RCON
       territories and possessions that were reported on a gross basis in                               ----
       Schedule RC-E had been reported on a net basis                                                   8785           0       11.a
    b. Amount by which demand  deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis                                                 A181           0       11.b
    c. Amount by which demand deposits would be reduced if
       cash items in process of collection were included in
       the calculation of the reporting bank's net
       reciprocal demand balances with the domestic offices
       of U.S. banks and savings associations and insured
       branches in Puerto Rico and U.S. territories and
       possessions in Schedule RC-E                                                                     A182           0       11.c
12. Amount of assets netted against deposit liabilities in
    domestic offices and in insured branches in Puerto Rico
    and U.S. territories and possessions on the balance
    sheet (Schedule RC) in accordance with generally
    accepted accounting principles (exclude amounts related
    to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                                  A527           0       12.a
    b. Amount of assets netted against time and savings
       deposits                                                                                         A528           0       12.b

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)                                           Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
 1. Total deposits in domestic offices of the bank
    (sum of Memorandum items 1.a.(1) and 1.b.(1)
     must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less                                                             RCON
                                                                                                        ----
       (1) Amount of deposit accounts of $100,000 or less                                               2702   1,711,204     M.1.a1
                                                                         RCON      NUMBER
       (2) Number of deposit accounts of $100,000 or less                ----      ------
           (TO BE COMPLETED FOR THE JUNE REPORT ONLY)                    3779         N/A                                    M.1.a2
    b. Deposit accounts of more than $100,000:                                                          RCON
                                                                                                        ----
       (1) Amount of deposit accounts of more than $100,000                                             2710   1,127,652     M.1.b1
       (2) Number of deposit accounts of more than $100,000              2722      3,555                                     M.1.b2
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be
       determined by multiplying the number of deposit accounts
       of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the
       amount of deposit accounts of more than $100,000 reported
       in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at right whether your bank                                       RCON   YES/NO
       has a method or procedure for determining a better estimate                                      ----
       of uninsured deposits than the estimate described above                                          6861      NO          M.2.a
    b. If the box marked YES has been checked, report the estimate of uninsured
       deposits determined by using your bank's method or procedure                                     6597         N/A      M.2.b
 3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?  If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
       TEXT                                                                                             RCON   FDIC Cert No.
                                                                                                        ----
       A545                                                                                             A545         N/A      M.3

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-23
ATLANTA, GA 30302                Transit #:  06400004                        (33)


 SCHEDULE RC-R - REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR
IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.
                                                                         C480 <-

  1. Test for determining the extent to which Schedule RC-R must be completed.
     To be completed only by banks with total assets of less than $1 billion.
     Indicate in the appropriate box at the right whether the bank has total       RCFD       YES/NO
     capital greater than or equal to eight percent of adjusted total assets       ----       ------
       For purposes of this test, adjusted  total assets equals total assets       6056        N/A      1.
     less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
       If the box marked  YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked NO has been checked, the bank must complete the remainder of this schedule.
       A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

  NOTE: All Banks are required to complete items 2 and 3 below.


                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    RCFD
                                                                                                    ----
2. Portion of qualifying limited-life capital instruments
   (original weighted average maturity of at least five
   years) that is includible in Tier 2 capital:                                                     RCFD
                                                                                                    ----
   a. Subordinated debt (1) and intermediate term preferred stock                                   A515             0       2.a
   b. Other limited-life capital instruments                                                        A516             0       2.b
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a. (1) Tier 1 capital                                                                            8274       363,032       3.a.1
      (2) Tier 2 capital                                                                            8275        46,400       3.a.2
      (3) Tier 3 capital                                                                            1395             0       3.a.3
   b. Total risk-based capital                                                                      3792       409,432       3.b
   c. Excess allowance for loan and lease losses (amount that
      exceeds 1.25% of gross risk-weighted assets)                                                  A222             0       3.c
   d. (1) Net risk-weighted assets (gross risk-weighted assets less excess allowance reported in item 3.c above and all
      other deductions)                                                                             A223     3,768,617       3.d.1
      (2) Market risk equivalent assets                                                             1651             0       3.d.2
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if
      the bank uses the "direct reduction method" to report these
      transactions in Schedule RC-R)                                                                1727             0       3.e
   f. "Average total assets" (quarterly average reported in
      Schedule RC-K, item 9, less all assets deducted from Tier 1
      capital)(2)                                                                                   A224     4,559,971       3.f


ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.

                                                                                  --(Column A)--       --(Column B)--
                                                                                      Assets            Credit Equiv-
                                                                                     Recorded            alent Amount
                                                                                      on the            of Off-Balance
                                               Dollar Amounts in Thousands         Balance Sheet        Sheet Items (3)
-----------------------------------------------------------------------------------------------------------------------
4. Assets and credit equivalent amount of off-balance sheet
   items assigned to the Zero percent risk category:                           RCFD
                                                                               ----
   a. Assets recorded on the balance sheet                                     5163     135,093     RCFD                     4.a
                                                                                                    ----
   b. Credit equivalent amount of off-balance sheet items                                           3796             0       4.b

------------
(1) Exclude  mandatory  convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in B the risk-weighted amount of assets reported in column A.

SunTrust Bank, Nashville, N.A.   Call Date:  12/31/1998   State #:  472100   FFIEC 031
P.O. BOX 4418 CENTER 632         Vendor ID:  D            Cert #:   04955    RC-24
ATLANTA, GA 30302                Transit #:  06400004                        (34)


 SCHEDULE RC-R - CONTINUED

                                                                                  --(Column A)--       --(Column B)--
                                                                                      Assets            Credit Equiv-
                                                                                     Recorded            alent Amount
                                                                                      on the            of Off-Balance
                                               Dollar Amounts in Thousands         Balance Sheet        Sheet Items (2)
-----------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:                       RCFD
                                                                               ----
   a. Assets recorded on the balance sheet                                     5165     1,272,868   RCFD                     5.a
                                                                                                    ----
   b. Credit equivalent amount of off-balance sheet items                                           3801     353,824         5.b
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet                                     3802       706,572                            6.a
   b. Credit equivalent amount of off-balance sheet items                                           3803         149         6.b
7. Assets and credit equivalent  amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet                                     3804     2,595,408                            7.a
   b. Credit equivalent amount of off-balance sheet items                                           3805     494,510         7.b
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the risk-based capital ratio(2)                          3806         2,240                            8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
   Schedule RC, item 12 plus items 4.b and 4.c)                                3807     4,712,181                            9.

MEMORANDA                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------

1. Current credit exposure across all off-balance sheet                                             RCFD
   derivative contracts covered by the risk-based                                                   ----
   capital standards                                                                                8764         736         M.1

                                                                            --- With a remaining maturity of ---
                                                          --(Column A)--        --(Column B)--       --(Column C)--
                                                             One Year                Over                 Over
                                                             or less               one year           five years
                                                                                thru five years
2. Notional principal amounts of off-balance
   sheet derivative contracts:(3)                         RCFD                 RCFD                  RCFD
                                                          ----                 ----                  ----
   a. Interest rate contracts                             3809    33,000       8766           0      8767         0    M.2.a
   b. Foreign exchange contracts                          3812         0       8769           0      8770         0    M.2.b
   c. Gold contracts                                      8771         0       8772           0      8773         0    M.2.c
   d. Other precious metals contracts                     8774         0       8775           0      8776         0    M.2.d
   e. Other commodity contracts                           8777         0       8778           0      8779         0    M.2.e
   f. Equity derivative contracts                         A000         0       A001           0      A002         0    M.2.f

------------
 (1) Do not report in column B the risk-weighted amount of assets reported in column A.
 (2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital, item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
 (3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.